UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 1, 2024
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
This Current Report on Form 8-K is being filed in connection with the completion of the previously announced transaction pursuant to the Master Transaction Agreement, dated April 5, 2024 (as amended, the “Master Transaction Agreement”), by and among Arch Insurance North America, part of Arch Capital Group Ltd. (the “Company”), Allianz Global Risks US Insurance Company, an Illinois insurance company (“Seller”), and Arch Capital Group (U.S.) Inc., a Delaware corporation (“ACGUS”), solely for purposes of Section 5.25 and Article X of the Master Transaction Agreement.
ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On August 1, 2024, the Company, Seller and ACGUS entered into Amendment No. 1 to the Master Transaction Agreement to make certain clarifying changes to more accurately reflect the intent of the parties thereto. Except as set forth in such amendment, all other terms of the Master Transaction Agreement remain the same. A copy of Amendment No. 1 to the Master Transaction Agreement is attached hereto as Exhibit 2.2.
The foregoing description of Amendment No. 1 to the Master Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 to the Master Transaction Agreement (filed as Exhibit 2.2 hereto), which is incorporated into this Item 1.01 by reference.
ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
On August 1, 2024, the Company consummated the previously announced transactions contemplated by the Master Transaction Agreement pursuant to which the Company acquired Seller’s U.S Middle Market Property & Casualty Insurance and U.S. Entertainment Property and Casualty Insurance Business written by Fireman’s Fund Insurance Company, an affiliate of Seller (“FFIC”), and its subsidiaries (together with FFIC, collectively, the “Business Entities”), in each case, relating to relevant policies with accident years 2016 and onwards (collectively, the “Business”), as well as certain assets of Seller and its affiliates related to the Business. In connection with the acquisition of the Business, affiliates of the Company also entered into certain reinsurance agreements relating to the Business and the Business Entities and other agreements providing for administration and other services for the Business Entities by affiliates of the Company for the applicable policies being reinsured following the closing.
As aggregate consideration for the transactions contemplated by the Master Transaction Agreement, the Company assumed certain liabilities and paid to Seller a base purchase price equal to $450 million, on the terms and subject to the conditions set forth in the Master Transaction Agreement.
The material terms of the Master Transaction Agreement were previously reported in Item 1.01 of the Current Report on Form 8-K filed on April 5, 2024 and the material terms of Amendment No. 1 to the Master Transaction Agreement are reported in Item 1.01 of this Current Report on Form 8-K. The foregoing summary does not purport to be complete and is subject to, and is qualified in its entirety by, the full text, terms and conditions of the Master Transaction Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on April 5, 2024 and Amendment No. 1 to the Master Transaction Agreement, filed as Exhibit 2.2 hereto, each of which is incorporated into this Item 2.01 by reference.
ITEM 7.01    REGULATION FD DISCLOSURE.
On August 1, 2024, the Company issued a press release announcing the completion of the transactions contemplated by the Master Transaction Agreement and the related transactions described above in Items 1.01 and 2.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward−looking statements. This Form 8-K or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward−looking statements, which reflect Arch Capital Group Ltd.’s current views with respect to future events and financial performance. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the factors identified in our other filings with the U.S. Securities and Exchange Commission (“SEC”).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
2.1
Master Transaction Agreement, dated as of April 5, 2024, by and among Arch Capital Group Ltd., Allianz Global Risks US Insurance Company, and, solely for purposes of Section 5.25 and Article X thereof, Arch Capital Group (U.S.) Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 5, 2024)

2.2
Amendment No. 1 to Master Transaction Agreement, dated as of August 1, 2024, by and among Arch Capital Group Ltd., Allianz Global Risks US Insurance Company, and, solely for purposes of Section 5.25 and Article X thereof, Arch Capital Group (U.S.) Inc.

99.1	Press Release issued by Arch Capital Group Ltd. on August 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: August 1, 2024	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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